Exhibit 10.3

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 32

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 32 (SA-32) To PURCHASE AGREEMENT NO. 03735, entered into as of March _4__, 2024 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, in addition to the [****] ([****]) Aircraft that Customer had [****] to purchase as set forth in Tables 1R12, 1-2, 1-3R6, 1-4R7, and 1-5R2 to the Purchase Agreement, Customer [****] ([****]) model [****] aircraft ([****]) and [****] ([****]) pursuant to the terms and conditions of the Purchase Agreement set forth herein.

    WHEREAS, Customer and Boeing agree to [****] ([****]).

    WHEREAS, Customer and Boeing agree to i) [****] ([****]) model [****] for model [****] Aircraft ([****]), ii) [****], and iii) [****] as set forth on Attachment 1 to this SA-32.

PA 03735    SA-32, Page 1
BOEING AND AMERICAN PROPRIETARY

    WHEREAS, Customer and Boeing agree to [****] of i) [****] ([****]) model [****], [****] ([****]) and ii) [****] ([****]) model [****] from [****] ([****]).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-31 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-32 in the footer to reflect changes made to the Purchase Agreement by this SA-32. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Tables.

2.1Table 1-2.     Table 1-2 of the Purchase Agreement entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments,” is hereby deleted in its entirety and replaced with Table 1-2R1 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” (attached hereto) referencing SA-32 in the footer.
2.2Table 1-5R2. Table 1-5R2 of the Purchase Agreement entitled “[****] 737-8 [****] Aircraft Delivery, Description, Price and Advance Payments,” is hereby deleted in its entirety and replaced with Table 1-5R3 entitled “[****] 737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” (attached hereto) referencing SA-32 in the footer
2.3Table 1-6.    Table 1-6 entitled “[****] Aircraft Delivery, Description, Price and Advance Payments,” attached hereto, referencing SA-32 in the footer (Table 1-6) is hereby incorporated into the Purchase Agreement. Table 1-6 [****] ([****]) [****] Aircraft scheduled to deliver in calendar years[****].
2.4Table 1-7.    Table 1-7 entitled “[****] Aircraft Delivery, Description, Price and Advance Payments,” attached hereto, referencing SA-32 in the footer (Table 1-7) is hereby incorporated into the Purchase Agreement. Table 1-7 [****] ([****]) [****] Aircraft scheduled to deliver in calendar years [****].
3.Exhibits.
3.1     Exhibit A4.     Exhibit A4 entitled “[****] Aircraft Configuration,” reflecting the Optional Features for the [****] Aircraft and [****] Aircraft (Exhibit A4) (attached hereto) is hereby incorporated into the Purchase Agreement.
PA 03735    SA-32, Page 2

BOEING AND AMERICAN PROPRIETARY

4.Supplemental Exhibits.
4.1     BFE2. Supplemental Exhibit BFE2 entitled “[****],” (BFE2) (attached hereto) is hereby incorporated into the Purchase Agreement.
5.Letter Agreements.
5.1[****]. Letter Agreement No. AAL-PA-03735-LA-1106650R7 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106650R8 (attached hereto) entitled “[****]” (Revised [****] Letter Agreement) referencing SA-32 in the footer. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
5.2[****]. Letter Agreement No. AAL-PA-03735-LA-1106651R13 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R14 (attached hereto) entitled “[****]” (Revised [****] Letter Agreement) referencing SA-32 in the footer. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
5.3Aircraft Model Substitution. Letter Agreement No. AAL-PA-03735-LA-1106652R2 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106652R3 (attached hereto) entitled “[****]” (Revised [****] Letter Agreement) referencing SA-32 in the footer. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
5.4[****] Terms [****].     Letter Agreement No. AAL-PA-03735-LA-11006654 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-11006654R1 (attached hereto) entitled “[****] Matters” (Revised [****] Terms Letter Agreement) referencing SA-32 in the footer. The Revised [****] Terms Letter Agreement is hereby incorporated into the Purchase Agreement.
5.5[****]. Letter Agreement No. AAL-PA-03735-LA-1106659R3 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106659R4 (attached hereto) entitled “[****]” (Revised [****] Letter Agreement) referencing SA-32 in the footer. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
5.6Miscellaneous Commitments. Letter Agreement No. AAL-PA-03735-LA-1106671R2 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106671R3 (attached hereto) entitled “Miscellaneous Commitments” (Revised Miscellaneous Commitments Letter Agreement) referencing SA-32 in the footer. The Revised Miscellaneous Commitments Letter Agreement is hereby incorporated into the Purchase Agreement.
5.7[****]. Letter Agreement No. AAL-PA-03735-LA-2204032 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2204032R1 (attached hereto) entitled “[****]” (Revised [****] Letter Agreement) referencing SA-32 in the footer. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
PA 03735    SA-32, Page 3

BOEING AND AMERICAN PROPRIETARY

5.8Confidentiality. Letter Agreement No. AAL-PA-03735-LA-1106670 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106670R1 (attached hereto) entitled “Confidentiality” (Revised Confidentiality Letter Agreement) referencing SA-32 in the footer. The Revised Confidentiality Letter Agreement is hereby incorporated into the Purchase Agreement.
5.9[****]. New Letter Agreement No. AAL-PA-03735-LA-2306974 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.10[****]. New Letter Agreement No. AAL-PA-03735-LA-2306975 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.11[****]. New Letter Agreement No. AAL-PA-03735-LA-2306976 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.12[****]. New Letter Agreement No. AAL-PA-03735-LA-2306977 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.13[****]. New Letter Agreement No. AAL-PA-03735-LA-2306978 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.14[****]. New Letter Agreement No. AAL-PA-03735-LA-2306979 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.15[****]. New Letter Agreement No. AAL-PA-03735-LA-2306981 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.16[****]. New Letter Agreement No. AAL-PA-03735-LA-2306980 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.17[****]. New Letter Agreement No. AAL-03735-LA-2306982 (attached hereto) entitled “[****]” ([****]) is hereby incorporated into the Purchase Agreement.
5.18[****]. New Letter Agreement No. AAL-PA-03735-LA-2306983 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.19[****]. New Letter Agreement No. AAL-PA-03735-LA-2306984 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
PA 03735    SA-32, Page 4

BOEING AND AMERICAN PROPRIETARY

5.20[****]. New Letter Agreement No. AAL-PA-03735-LA-2306985 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
5.21[****]. New Letter Agreement No. AAL-PA-03735-LA-2306986 (attached hereto) entitled “[****]” ([****] Letter Agreement) is hereby incorporated into the Purchase Agreement.
6.[****].
6.1    Upon execution of this SA-32, [****] in the [****] of [****] ([****]) are [****] on the [****] in accordance with Section 8 of the [****] Letter Agreement, and [****]` in the [****] of [****] ([****]) are[****] for the [****] in accordance with Section 5 of the [****] Letter Agreement. The [****] [****]). The [****] the following:

    6.1.1    [****];

    6.1.2 [****];

6.1.3    [****].

6.2     The [****] ([****]) for a [****] ([****]).

7.Miscellaneous.
7.1     As [****], the [****].

7.2        The definition of “Aircraft” in Exhibit C to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
[****] any or all, as the context requires, of the Boeing Model 737 MAX aircraft described in Section 1 of the Basic Articles to the Purchase Agreement, [****] to the Purchase Agreement, [****].
7.3     The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, Table 1-2R1, Table 1-5R3, Table 1-6, Table 1-7, Exhibit A4, Supplemental Exhibit BFE2, Revised [****] Letter Agreement, Revised [****] Letter Agreement, Revised [****] Letter Agreement, Revised [****] Terms Letter Agreement, Revised [****] Letter Agreement, Revised Miscellaneous Commitments Letter Agreement, Revised [****] Letter Agreement, Revised Confidentiality Letter, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, [****] Letter Agreement, and [****] Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
PA 03735    SA-32, Page 5

BOEING AND AMERICAN PROPRIETARY

7.4    The following references in the Purchase Agreement and any supplemental agreements and associated letter agreements are deemed to refer to “Table 1R12, Table 1-2R1, Table 1-3R6, Table 1-4R7, Table 1-5R3, Table 1-6 and Table 1-7”:
•“Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2”,
•“Table 1R5 and Table 1-2”,
•“Table 1R6, Table 1-2, and Table 1-3”,
•“Table 1R7, Table 1-2, and Table 1-3R1”,
•“Table 1R8, Table 1-2, and Table 1-3R2”,
•“Table 1R9, Table 1-2, and Table 1-3R3”,
•“Table 1R10, Table 1-2, and Table 1-3R4”,
•“Table 1R11, Table 1-2, and Table 1-3R5”,
•“Table 1R12, Table 1-2 and Table 1-3R6”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R1”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R2”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R3”.
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R4”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R5”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R6”
•“Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7, and Table 1-5”
•“Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7, and Table 1-5R1”
•“Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7, and Table 1-5R2”

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R12 and Table 1-3R6”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references in the Purchase Agreement to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R12 and the references to Table 1R5 in the [****] Letter Agreement remain references to Table 1R5.

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, “Table 1R9”, “Table 1R10” or “Table 1R11” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R12”.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) are deemed to refer only to “Table 1-2R1”.
PA 03735    SA-32, Page 6

BOEING AND AMERICAN PROPRIETARY

7.5    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table:

Reference	Replacement Reference
Table 1-5R2	Table 1-5R3
Exhibit A	Any or all of Exhibit AR1, Exhibit A2, Exhibit A3, and Exhibit A4, as applicable
Supplemental Exhibit BFE1	Supplemental Exhibit BFE1 and/or Supplemental Exhibit BFE2, as applicable
Letter Agreement No. AAL-PA-03735-LA-1106650R7	Letter Agreement No. AAL-PA-03735-LA-1106650R8
Letter Agreement No. AAL-PA-03735-LA-1106651R13	Letter Agreement No. AAL-PA-03735-LA-1106651R14
Letter Agreement No. AAL-PA-03735-LA-1106652R2	Letter Agreement No. AAL-PA-03735-LA-1106652R3
Letter Agreement No. AAL-PA-03735-LA-1106654	Letter Agreement No. AAL-PA-03735-LA-1106654R1
Letter Agreement No. AAL-PA-03735-LA-1106659R3	Letter Agreement No. AAL-PA-03735-LA-1106659R4
Letter Agreement No. AAL-PA-03735-LA-1106671R1	Letter Agreement No. AAL-PA-03735-LA-1106671R2
Letter Agreement No. AAL-PA-03735-LA-2204032	Letter Agreement No. AAL-PA-037350LA-2204032R1
Letter Agreement No. AAL-PA-03735-LA-1106670	Letter Agreement No. AAL-PA-03735-LA-1106670R1
[Intentionally Left Blank]

PA 03735    SA-32, Page 7

BOEING AND AMERICAN PROPRIETARY

AGREED AND ACCEPTED this

March 4, 2024
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Senior Vice President, Treasurer
Title	Title

PA 03735    SA-32, Page 8

BOEING AND AMERICAN PROPRIETARY

Attachment 1 to SA-32

[****] Delivery Month	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
PA-03735        SA-32 Page 9
BOEING AND AMERICAN PROPRIETARY

    TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2R1 1-3R6 1-4R7 1-5R3 1-6 1-7	Aircraft Information Table [****] Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments	19 32 19 29 32 32 32
EXHIBITS
AR1 A2 A3 A4	Aircraft Configuration Revised Delivery Aircraft Configuration [****] Aircraft Configuration [****] Aircraft Configuration	6 9 29 32
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1. BFE2.	BFE Variables – [****] BFE Variables – [****]	32
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
PA-03735        Page 1 of 3
    SA-32
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R8	[****]	32
LA1106651R14	[****]	32
LA-1106652R3	[****]	32
LA-1106654R1	[****]	32
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R4	[****]	32
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670R1	Confidentiality	32
LA-1106671R2	Miscellaneous Commitments	32
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852     [****]                                  5 LA-1603773 [****]                      5
LA-1605402R1 [****]                             23
LA-1700919     [****]                                 7
LA-1801206     [****]                         9
LA-2002704 [****]                             11
LA-2002743 [****]                             11
LA-2003342     [****]                                 11
LA-2003486     [****]                                     14
LA-2204032R1 [****]                                     32
LA-2306974     [****]                                     32
PA-03735        Page 2 of 3
    SA-32
BOEING AND AMERICAN PROPRIETARY

LA-2306975 [****]                                      32
LA-2306976 [****]                                     32
LA-2306977 [****]                                     32
LA-2306978 [****]                                     32
LA-2306979 [****]      32
LA-2306980 [****]                                      32
LA-2306981 [****]      32
LA-2306982 [****] 32
LA-2306983 [****] 32
LA-2306984 [****] 32
LA-2306985 [****] 32
LA-2306986 [****] 32

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA-03735        Page 3 of 3
    SA-32
BOEING AND AMERICAN PROPRIETARY

Table 1-2R1 To
Purchase Agreement No. PA-03735
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	[****]	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	[****]	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2026	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	2	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total	10
* [****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****] pounds	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2030	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2031	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2032	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2033		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-6 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2033	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2034		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	85

*[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2028	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2028	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	3	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-7 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2029		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	30

*[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Table 1-5R3 To
Purchase Agreement No. PA-03735
[****] 737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:		[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2025	3	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	3
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

American Airlines, Inc.

Exhibit A4 to Purchase Agreement Number 03735

    SA-32

BOEING AND AMERICAN PROPRIETARY

EXHIBIT A4

AIRCRAFT CONFIGURATION

Dated as of the SA-32 Effective Date

relating to

BOEING MODEL 737-10 MAX AIRCRAFT

[****]

AAL-PA-03735-EXA4    SA-32

BOEING AND AMERICAN PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

American Airlines, Inc.

[****]

Supplemental Exhibit BFE2

to Purchase Agreement Number 03735

AAL-PA-03735-BFE2    Page 3 of 3
Supp. Exhibit BFE2    SA-32
BOEING AND AMERICAN PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

[****]

[****]

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
[****]
Supplier Selection.
Customer will:
(a)    Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
*    [****]
(b)    [****]
On-dock Dates and Other Information.
[****]
    [****] for [****] ([****]) d[****]: (i) [****] and (ii) [****].
AAL-PA-03735-BFE2    Page 4 of 3
Supp. Exhibit BFE2    SA-32
BOEING AND AMERICAN PROPRIETARY

Additional Delivery Requirements - Import.
[****]

AAL-PA-03735-BFE2    Page 5 of 3
Supp. Exhibit BFE2    SA-32
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106650R8
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.
1.[****].
[****]:

AAL-PA-03735-LA-1106650R8    SA-32
[****]    LA Page 1 of 9
BOEING PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

2.[****].
AAL-PA-03735-LA-1106650R8    SA-32
[****]    LA Page 2 of 9
BOEING PROPRIETARY

    [****].
3.[****].
3.1.[****]
3.1.1.    [****].
3.2.For the avoidance of doubt, the [****] shall apply;
3.2.1.For Aircraft in Table 1R12, the [****];
3.2.2.For Aircraft in Table 1-2R1, the[****];
3.2.3.For Aircraft in Table 1-3R6, the [****];
3.2.4.For Aircraft in Table 1-4R7 and [****], the [****].
3.2.5.For Aircraft in Table 1-5R2 and [****], the [****].
3.2.6.For Aircraft in Table 1-6 and Table 1-7, the [****].
3.2.7.For [****], the [****].
4.[****].
4.1.    Notwithstanding anything in Sections 1 through 3 above or the [****], Customer will [****] for the [****] of Supplemental Agreement No. 9, and [****]. The 2nd [****]. All [****].
4.2.    Notwithstanding anything to the contrary in this Letter Agreement, [****].

5.[****].
5.1.    [****], as defined in Letter Agreement AAL-PA-03735-LA-2002743, [****] ([****] Letter), and notwithstanding anything in Sections 1 through 3 above, or the [****] ([****]), Customer will [****] as follows:
5.1.2    Boeing acknowledges that Customer has previously [****] and Boeing will [****] (the [****]) per [****] as defined in the following table in accordance with and subject to the terms and conditions of the Purchase Agreement:

[****]	[****]
[****] (Per Attachment A)	[****]
[****] (Per Attachment A)	[****]
AAL-PA-03735-LA-1106650R8    SA-32
[****]    LA Page 3 of 9
BOEING PROPRIETARY

5.2     For each [****] for which the [****] (as defined in the [****]) was [****], Customer will [****] a [****] to Boeing, at [****] ([****]) [****] to the [****] (as set forth in Attachment A), in the [****] of the [****] between [****] ([****]) and the [****] Aircraft.
5.2.1     The [****] for each of the [****] Aircraft for which the applicable [****] was [****] will be based on the [****] (as defined in the [****]).
5.2.2     [****] will be [****] and not [****] by Boeing or [****] by Customer for the [****] the [****] defined in the Purchase Agreement and the [****] schedule set forth in this paragraph 5 for the [****] Aircraft for which the applicable [****] was [****].
6.[****].
6.1.    Notwithstanding anything in Sections 1 through 3 above or the [****] in Table 1-4R7, Customer will [****] for the [****]. The 2nd [****].
6.2.    Notwithstanding anything to the contrary in this Letter Agreement, [****].
7.[****].
7.1.    Notwithstanding anything in Sections 1 through 3 above or the [****] in Table 1-5R2, Customer will [****] for the [****]. The 2nd [****].
7.2.    Notwithstanding anything to the contrary in this Letter Agreement, [****]
8.[****].
8.1.    Notwithstanding anything in Sections 1 through 3 above or the [****] in Table 1-6 and Table 1-7, Customer will [****] for the [****]:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
8.2.    Notwithstanding anything to the contrary in this Letter Agreement, [****].
9.[****].
9.1.    Notwithstanding anything in Sections 1 through 3 above or the [****], Customer will [****] for the [****]:
AAL-PA-03735-LA-1106650R8    SA-32
[****]    LA Page 4 of 9
BOEING PROPRIETARY

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

9.2.    Notwithstanding anything to the contrary in this Letter Agreement, [****].
10.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
11.Assignment.
11.1.    Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
11.2.    [****].
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

(Intentionally Left Blank)

AAL-PA-03735-LA-1106650R8    SA-32
[****]    LA Page 5 of 9
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr. Vice President, Treasurer

AAL-PA-03735-LA-1106650R8    SA-32
[****]    LA Page 6 of 9
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R14
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in [****] to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]) and [****] ([****]).
2.[****].
2.1.    Intentionally Omitted.
2.2.    [****]. The [****] with [****] ([****]) in [****] for each [****] are listed in Attachment A(R14) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R14) to this Letter Agreement.
2.3.    [****]. The [****] with[****] in [****] for each [****] are listed in Attachment B to this Letter Agreement. No later than [****] to the [****] in each calendar [****] for years [****], Boeing will provide written notice setting forth [****] with [****] in such calendar [****] ([****]). However, [****], the [****] for such [****] will be [****]. Such notice will constitute an amendment to Attachment B to this Letter Agreement.
3.Configuration.
3.1.Subject to the provisions of Section 3.2 below, [****] and [****] the Detail Specification for the Aircraft [****] at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
AAL-PA-03735-LA-1106651R14    SA-32
[****]    Page 1of 6
BOEING AND AMERICAN PROPRIETARY

(i)[****],
(ii)    [****], and
(iii)     [****].
3.2.[****] the right to [****] the [****] starting from a [****]; [****] which would result pursuant to the provisions of Section 3.1 above.
4.Price.
4.1.    The [****] for each of the [****] respectively, to this Letter Agreement.
4.2.    The [****] for each of the [****] shall be [****].
4.3.    The [****] shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1.    [****].
5.2.    [****].
5.3.    [****].
6.Reserved.
7.[****].
7.1.    Customer may [****] to Boeing [****] ([****]):
7.1.1.[****], and
7.1.2.[****].
7.2.    Reserved.
8.[****].
8.1.    [****].
8.2.    Reserved.
8.2.1.Reserved.
8.2.2.Reserved.
AAL-PA-03735-LA-1106651R14    SA-32
[****]    Page 2 of 6
BOEING AND AMERICAN PROPRIETARY

8.3     Reserved.
8.3.1    Reserved.
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

AAL-PA-03735-LA-1106651R14    SA-32
[****]    Page 3 of 6
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr. Vice President, Treasurer
AAL-PA-03735-LA-1106651R14    SA-32
[****]    Page 4 of 6
BOEING AND AMERICAN PROPRIETARY

Attachment A(R14) To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****]	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2026		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Attachment A(R14) To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2028	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2028		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2028		[****]	No	[****]	[****]	[****]	[****]	[****]
AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Attachment A(R14) To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2028	1	[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2028		[****]	No	[****]	[****]	[****]	[****]	[****]
Total:	12
* [****]

AAL-PA-03735 121430-1F.txt    Boeing and American Proprietary    SA-32

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****]	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features Estimate:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:		$[****]
Non-Refundable Deposit/Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 1

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 2

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 3

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 4

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 5

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2033	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 6

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 7

Attachment B To
Letter Agreement No. AAL-PA-03735-LA-1106651R14
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2035	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2035		[****]	No	[****]	[****]	[****]	[****]	[****]
Total:	75

* [****]
AL-PA-03735-LA-1006651R14 122666-1F.txt    Boeing and American Proprietary    SA-32
Attachment B – [****] Aircraft        Page 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106654R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.AGTA Basic Articles.
1.1.1    Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of Aircraft described in a Purchase Agreement. [****]
1.1.2    Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the Engine Supplier for a specific Engine to be installed on the model of Aircraft described in a Purchase Agreement [****].
1.1.3    Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: “Escalation Adjustment is defined as the aggregate price adjustment to the Airframe Price (which includes the basic engine price for Models [****]) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.”
1.1.4    Article 9.2, “[****]”, is revised to read as follows:
“9.2 [****]
AAL-PA-03735-LA-1106654R1
[****]    LA Page 1 of 4
BOEING PROPRIETARY

2.Appendices to the AGTA.
2.1.In Appendix I, entitled “SAMPLE Insurance Certificate”, the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is [****] in [****].
2.2.Appendix II, entitled “Purchase Agreement Assignment” is hereby deleted in its entirety and replaced with the attached Revised Appendix II.
2.3.Appendix III, entitled “Manufacturer’s Consent and Agreement to Assignment of Warranties” is hereby deleted in its entirety and replaced with the attached Revised Appendix III.
3.Exhibit C to the AGTA, “Product Assurance Document”.
Solely for purposes of the Purchase Agreement, [****] are added to the [****] column in the table set forth in the existing Article 3.1 of Part 2 of Exhibit C to the AGTA.
4.[****].

[****]
5.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

AAL-PA-03735-LA-1106654R1    SA-32
[****]    LA Page 2 of 4
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr. Vice President, Treasurer
AAL-PA-03735-LA-1106654R1    SA-32
[****]    LA Page 2 of 4
BOEING PROPRIETARY

Appendix II to Aircraft General Terms    Agreement No. AGTA-AAL

[****]
[__________]
MSN [______]
[****].
[****]:
[****]; and
[****]; and
[****]; and
[****]; and
[****];
[****]:
1.[****]:
        [****].
        [****].
[****].
[****].
[****].
[****].
[****].
[****].
2.[****].
[****].
[****].
3.[****].
[****].
2
[****]

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL

[****].
[****].
4.[****].
5.[****].
6.[****].
7.[****].
8.[****].
9.[****].
10.[****].
11.[****].
12.[****].
        IN WITNESS WHEREOF, the parties hereto have caused this [****]to be duly executed as of the day and year first above written.
[****]:
3
[****]

[****]
[________]
[****] [________]
[****]:
(i)    [****];

(ii)    [****];

(iii)    [****]; and

(iv)    [****].
[****].
[****].
[****]

Dated as of ____________, 20____
THE BOEING COMPANY

By    ___________________________
    Name:
    Title: Attorney-in-Fact
                        MSN______________

[****]

Appendix III to Aircraft General Terms         Agreement No. AGTA-AAL
[****]
[****]
[****]. [****]:
(i)[****]; and
(ii)[****].
[****].
[****].
    [****].
Appendix III to AGTA,
[****], Page 6 of 5

Dated: __________, 20___

                        THE BOEING COMPANY

    By:
    Name:________________________
    Title:_________________________
    MSN______________

Accepted and Agreed:

AMERICAN AIRLINES, INC.

By:__________________________
Name:________________________
Title:

[Name of Security Trustee],
as Security Trustee

By:__________________________
Name:________________________
Title:_________________________

Appendix III to AGTA,
[****], Page 7 of 5

SCHEDULE A

Account Information

Account Bank: [*]
Swift Code: [*]
ABA/Fedwire: [*]
Account Number: [*]
Ref: [*]

Appendix III to AGTA,
[****], Page 8 of 5
Schedule A, [****]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106659R4

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement [****] in support of [****] the Aircraft as more specifically provided below.
1.Definitions.
1.1.[****].
1.2.Covered Aircraft [****] to the Purchase Agreement (as may be amended from time to time), any [****] pursuant to terms of Letter Agreement AAL-PA-03735-LA-1106652R2 entitled [****]” and any [****] in which Customer [****] its rights pursuant to Letter Agreement AAL-PA-03735-LA-1106651R14 entitled “[****]”.
1.3.Performance Period shall mean [****]. The Performance Period [****].
1.4.[****] shall mean [****].
1.5.Qualifying Third Party Fees shall mean [****] during the Performance Period to [****] for [****] the Performance Period.
2.Commitment.
[****].
3.Methods of Performance.
3.1.    [****].
AAL-PA-03735-LA-1106659R4    SA-32
[****]      Page 1 of 4
BOEING PROPRIETARY

3.2.    [****].
3.3.    [****].
4.Project Approval.
Following the execution of this Letter Agreement, [****].
5.Intentionally Omitted.

6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
7.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

(Intentionally Left Blank)
AAL-PA-03735-LA-1106659R4    SA-32
[****]      Page 2 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr. Vice President, Treasurer

AAL-PA-03735-LA-1106659R4    SA-32
[****]      Page 3 of 4
BOEING PROPRIETARY

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-2204032R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Customer may [****] the purchase of [****] aircraft [****], as defined in Section 1 below, subject to the following terms and conditions:
1.Definitions.

[****], for purposes of this Letter Agreement, [****] to the Purchase Agreement (as may be amended from time to time) [****].

[****], for purposes of this Letter Agreement, means [****].

[****], for purposes of this Letter Agreement, means [****].

[****], for purposes of this Letter Agreement, means [****].

2.Customer’s [****].
Customer shall [****] ([****]) of its [****] ([****]) with the [****],

(i)[****], or;
(ii)[****].
Such [****].
AAL-PA-03735-LA-2204032R1    SA-32
[****]     Page 1 of 5
BOEING AND AMERICAN PROPRIETARY

3.[****].
3.1.    Customer’s [****].
3.2.    If Boeing [****].
3.3.    All of Boeing’s [****].
4.[****].
Boeing and Customer will [****] into the Purchase Agreement. Boeing and Customer will [****] in accordance with Section 3.2 above. Upon the [****] pursuant to this Section 4, the [****] shall be an “[****]” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.
5.[****].
5.1.    The [****] is set forth in Attachment A of this Letter Agreement. The [****] in accordance with the provisions of Supplemental Exhibit AE1 to the Purchase Agreement. The [****] in accordance with the provisions of Supplemental Exhibit AE1.  [****].
5.2.    If the [****] in the Purchase Agreement that is [****] ([****] Letter Agreement No. AAL-PA-03735-LA-1801206 entitled “[****]” or Letter Agreement No. AAL-PA-03735-LA-2002743 entitled “[****]”, as applicable) pursuant to the terms of the Purchase Agreement ([****]), then the [****] pursuant to the terms of the Purchase Agreement for the [****].
5.3.    Any [****] (the [****]) will [****]. [****]. If [****], then [****].
6.[****].
6.1.    At the [****], Boeing will [****]:
6.1.1.    [****].
6.1.2.    [****].
6.1.3.    [****].
6.2.    [****]. [****].
7.Other Terms.
[****].
8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
AAL-PA-03735-LA-2204032R1    SA-32
[****]     Page 2 of 5
BOEING AND AMERICAN PROPRIETARY

9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2204032R1    SA-32
[****]     Page 3 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment A(R14) To
Letter Agreement No. AAL-PA-03735-LA-2204032R1
737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Orig Scheduled	Nominal	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Deliv Date	Delivery	Price Per A/P	[****]	[****]	[****]	[****]
[****]	[****]	[****]		[****]	[****]	[****]	[****]	[****]	[****]
Total:	[****]

*[****]
AL-PA-03735 122715-1F.txt    Boeing and American Proprietary    SA-32

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-PA-03735-LA-2306974

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to model 737-10 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
Airframe [****] means the airframe [****] to the Purchase Agreement and subject to the terms and conditions of the Purchase Agreement.
[****] means the [****] and [****].
[****] means the [****] in [****] and [****] that is [****] in accordance to the [****]set forth in [****] to the Purchase Agreement where the [****] such as, but not limited to [****].
[****] means the [****] from Boeing to Customer in accordance with Article 3 of this Letter Agreement.
    [****] means the [****] for a [****] as [****] in accordance with the terms and conditions of the Purchase Agreement [****] are defined in [****] to the Purchase Agreement.
[****] will have the meaning specified in Letter Agreement Number AAL-PA-03735-LA-1106651R14 relating to [****].
[****] means each [****].
[****] means the [****].
    [****] means [****] as defined in Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.
    SA-32

BOEING AND AMERICAN PROPRIETARY

[****] means, for the [****] of a [****], the [****] listed under the [****] column as set forth in Attachment B to this Letter Agreement.
[****] means, for the [****] of a [****], the [****] listed under the [****] as set forth in Attachment B to this Letter Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement, the [****] for each [****] with a [****] during the [****] will be determined in accordance with this Letter Agreement.
3.[****].
3.1.    Boeing [****] and [****] to Customer the [****] for [****] as set forth in Attachment A to this Letter Agreement.
3.2.    If the [****] that the [****] will be [****] the [****] for the [****] of a [****]t (an “[****]”), then [****] will [****] Customer with an [****] in accordance with the "[****]" listed in Attachment A to this Letter Agreement. The [****] will, in [****], either:
3.2.1.[****] that Boeing will [****] the [****] in the [****] of the [****] for such [****] in lieu of the [****]; or
3.2.2.[****] Customer with the [****]:
(i)[****]; or
(ii)[****].
3.3.    If Boeing [****] Customer the [****] described in Article 3.2.2 above, then Customer [****] Boeing in [****] of its [****] ([****]) [****] ([****]).
3.3.1.    If Customer [****] described in Article 3.2.2(ii) above, then the [****] ([****]) [****] from the [****] ([****]). If the [****] to [****] to an [****], then [****] ([****]). If [****] to [****] in accordance with this Article 3.3.1 ([****]), then:
(i)[****].
3.3.2.    [****].
3.3.3.    [****] under Section 3.3.1 of this Letter Agreement, and [****] in accordance with Article 3.2.2(i) above [****].
3.4.    If the [****] that the [****] for the [****] of a [****], then an [****] at the [****] with Article 4 of this Letter Agreement.
4.[****].
If an [****] is [****] to Article 3.4 of this Letter Agreement, then the [****] as follows:
AAL-PA-03735-LA-2306974    SA-32
[****]    Page 2
BOEING AND AMERICAN PROPRIETARY

4.1.    [****]. If the [****] as follows:
4.1.1.    [****]. If the [****].
4.1.2.    [****]. If the [****].
4.2.    [****]. If the [****].
5.[****].
If any [****] terms and conditions set forth in the Purchase Agreement and [****] per the terms of the Purchase Agreement, then the [****].
6.[****].
The [****] in the Purchase Agreement as [****], will, subject to the terms and conditions of the Purchase Agreement, be [****].
7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
8.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306974    SA-32
[****]    Page 3
BOEING AND AMERICAN PROPRIETARY

ATTACHMENT A

[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

AAL-PA-03735-LA-2306974    SA-32
[****]    Page 4
BOEING AND AMERICAN PROPRIETARY

ATTACHMENT B

[****]

[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
AAL-PA-03735-LA-2306974    SA-32
[****]    Page 5
BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
AAL-PA-03735-LA-2306974    SA-32
[****]    Page 6
BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
AAL-PA-03735-LA-2306974    SA-32
[****]    Page 7
BOEING AND AMERICAN PROPRIETARY

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

AAL-PA-03735-LA-2306974    SA-32
[****]    Page 8
BOEING AND AMERICAN PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-PA-03735-LA-2306975
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****] – [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
[****] means [****] ([****]) and [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-1106651R14 entitled “[****]”.
[****] means [****] pursuant to Letter Agreement No. AAL-PA-03735-LA-2306978 entitled “[****]”.
    [****] means [****] to the Purchase Agreement as of the date of this Letter Agreement.

2.[****]. [****] Section 2.1 of the Purchase Agreement, Boeing will [****], [****], or [****]. However, if Boeing [****], or [****] as set forth in the proceeding sentence, the [****], [****], or [****].
3.[****] – [****]. [****], Boeing will [****]:
3.1.1.    [****]. A [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****].
3.1.2.    [****]. [****] ([****]) in the [****] ([****]). Customer [****].
3.1.3.    [****]. [****] ([****]) in the [****] ([****]), [****] ([****]) of [****] ([****]) of [****] ([****]) of [****], in [****]. The [****] ([****]) [****] of the Purchase Agreement. The [****] to the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement [****]. In the event [****].
3.1.4.    [****]. An [****] ([****]) in the [****] ([****]). The [****].
4.[****] – [****]
4.1.    [****]. At the [****], Boeing will [****]:
AAL-PA-03735-LA-2306975    SA-32
[****] – [****]    Page 1
BOEING AND AMERICAN PROPRIETARY

4.1.1.[****]. An [****] ([****]) in the [****] ([****]). The [****] ([****]) and will be [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.1.2.[****]. [****] ([****]) in the [****] ([****]), [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****]. The [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****]. In the event [****], [****], the [****].
4.1.3.[****]. A [****] ([****]) [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement for the [****].
4.1.4.[****]. A [****] ([****]) in the [****] ([****]). The [****] and will be [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.1.5.[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.1.6.[****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.1.7.[****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.2.    [****]. At the[****], Boeing will [****]:
4.2.1.    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.2.2.    [****]. A [****] ([****]) in the [****] ([****]), [****]. The [****] ([****]) [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement. In the event [****].
4.2.3.    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.2.4.    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.2.5.    [****]. In [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
AAL-PA-03735-LA-2306975                                SA-32
[****] – [****]    Page 2
BOEING AND AMERICAN PROPRIETARY

4.2.6.    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.3.    [****]. At the [****], Boeing will [****]:
4.3.1.    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.3.2.    [****]. A [****] ([****]) in the [****] ([****]), [****]. The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****]. In the event [****].
4.3.3.    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****].
4.3.4.    [****]. A [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement f[****].
5.[****].
5.1.    If [****] of the following [****]Aircraft that is to be delivered by Boeing to Customer, then [****]Aircraft [****], Boeing [****] ([****]) in the [****] ([****]):
i)[****]; and
ii)[****]; and
iii)The [****].
5.2.    The [****] ([****]).
6.[****]. [****] ([****]) in the [****] ([****]). Customer [****] for the [****].
7.[****].
    Unless otherwise noted above, [****] pursuant to Article 3, Article 4, and Article 5 above may, [****], be [****], [****] (i) [****], or (ii) [****] ([****]).
8.Assignment.
The [****] described in this Letter Agreement are provided [****] and in consideration of Customer becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
AAL-PA-03735-LA-2306975                                SA-32
[****] – [****]    Page 3
BOEING AND AMERICAN PROPRIETARY

[Intentionally Left Blank]

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306975                                SA-32
[****] – [****]    Page 4
BOEING AND AMERICAN PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-2306976
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject: [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-10 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [****] in the Attachment. The Attachment sets forth [****] for [****] aircraft listed in [****] of the Purchase Agreement as of the date of this Letter Agreement (Aircraft). [****]. Notwithstanding the provision of the [****] in the Attachment, [****] the [****] that will be offered prior to Customer [****].
1.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator at delivery of the Aircraft and cannot be assigned, in whole or in part.
2.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
    BOEING PROPRIETARY                            Page 1

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact
AAL-PA-03735-LA-2306976                             Page 2
[****]    SA-32
BOEING AND AMERICAN PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

[****]
FOR AMERICAN AIRLINES, INC.

SECTION    CONTENTS

1[****]

2[****]

3[****]

4[****]

5[****]

6[****]

7[****]

8[****]

P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

1[****]
The [****] contained in this Attachment (the "[****]") are applicable to the [****].
2[****]
2.1    [****]
2.1.1    The [****]:
[****]:    [****]
2.1.2    The [****]:
[****]:    [****]
[****]:
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The following [****]:

1. 2. 3.	[****] [****] [****] [****]	[****] [****] [****] [****]
2.1.3    The [****]:
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

[****]:    [****]
[****]:
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The following [****]:

1. 2. 3.	[****] [****] [****] [****]	[****] [****] [****] [****]

2.1.4    The [****]:
[****]:    [****]
[****]:
The [****].
The [****].
The [****].
The [****].
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

The [****].
The [****].
The [****].
The [****].
The following [****]:

1. 2. 3.	[****] [****] [****] [****]	[****] [****] [****] [****]
2.1.5    The [****]:
[****]:        [****]
[****]:
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
The following [****]:

1. 2. 3. 4.	[****] [****] [****] [****] [****]	[****] [****] [****] [****] [****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

2.2    [****]
The [****]:
[****]:    [****]

2.3    Mission
2.3.1    Mission Payload
The payload for a stage length of [****] nautical miles in still air (representative of a [****]) using the conditions and operating rules defined below, will not be less than the following [****]:
[****]:    [****]
The above [****].
[****]:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	[****]
[****]
The [****].
The [****].
The [****].
The [****].
The [****].
The [****].
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

The [****].
The [****].

The following [****]:
	[****] 1.[****] 2.[****] 3.[****]	[****] [****] [****] [****]
[****].
[****].
[****].
Climbout Maneuver:	[****].
Climb:	[****]
[****]
[****]
[****]
[****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

Cruise:	[****]
[****]
[****]

[****]
Descent:	[****]
[****]
[****]
[****]
Approach and Landing Maneuver:	[****]
[****]
Fixed Allowances:	[****]:
Taxi-Out: [****]
Takeoff and Climbout Maneuver: [****] [****]
Approach and Landing Maneuver: [****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

Taxi-In (will be consumed from the reserve fuel): [****]
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

For information purposes, the [****].
2.3.2    Mission Payload
The payload for a stage length of [****] nautical miles in still air (representative of a [****]) using the conditions and operating rules defined below, will not be less than the following guarantee value:
[****]:    [****]
The [****].
[****]:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	[****].
[****].
[****].
[****].
[****].
[****].
[****].
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

[****]
[****]
[****]
The following obstacle [****]:
	1. 2.	[****] [****] [****]	[****] [****] [****]
[****].
[****]
[****].
Climbout Maneuver:	[****]
Climb:	[****]
[****]
[****]
[****]
[****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

Cruise:	[****]
[****]
[****]

[****]
Descent:	[****]
[****]
[****]
[****]
Approach and Landing Maneuver:	[****]
[****]
Fixed Allowances:	[****]:
Taxi-Out: [****]
Takeoff and Climbout Maneuver: [****] [****]
Approach and Landing Maneuver: [****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

Taxi-In (will be consumed from the reserve fuel): [****]
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

For information purposes, the [****].
2.3.3    Mission Block Fuel
The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, [****]:
[****]:    [****]
[****]:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	[****]
The takeoff gross weight is [****].
Climbout Maneuver:	[****]
Climb:	[****]
[****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

[****]
[****]
[****]
Cruise:	[****]
[****]
[****]
[****]
Descent:	[****]
[****]
[****]
[****]
Approach and Landing Maneuver:	[****]
[****]
Fixed Allowances:	[****]:
Taxi-Out: [****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

Takeoff and Climbout Maneuver: [****] [****]
Approach and Landing Maneuver: [****]
Taxi-In (will be consumed from the reserve fuel): [****]
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]
For information purposes, the [****].
2.3.4    Operational Empty Weight Basis
The [****].

P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

2.3.5    737-10 Weight Summary - [****].

pounds
Standard Model Specification Manufacturer's Empty Weight (MEW)	[****]
Configuration Specification [****]
[****]
[****]
[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****] MEW	[****]
Standard and Operational Items Allowance	[****]
(Paragraph 2.3.6)
[****] OEW	[****]

	quantity	pounds	pounds
[****]:			[****]
[****]	[****]	[****]
[****]	[****]	[****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

2.3.    Standard and Operational Items Allowance

	quantity	pounds	pounds	pounds
Standard Items Allowance				[****]
Unusable Fuel			[****]	[****]
Oil			[****]	[****]
Oxygen Equipment			[****]	[****]
Miscellaneous Equipment			[****]	[****]
Galley Structure & Fixed Inserts			[****]	[****]
Operational Items Allowance				[****]
Crew and Crew Baggage			[****]	[****]
Flight Crew	[****]	[****]
Flight Attendant	[****]	[****]
Catering Allowance & Removable Inserts			[****]
First Class	[****]	[****]
Economy Class	[****]	[****]
Passenger Service Equipment	[****]		[****]
Potable Water - 60 USG			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment (Including Overwater Equipment)			[****]
Total Standard and Operational Items Allowance				[****]

P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

3    [****]
The [****].
4     [****]
4.1     [****]
[****].
For the purpose of this [****], and for the [****].
5     AIRCRAFT CONFIGURATION
5.1     [****] by the Purchase Agreement to be [****] into the Customer’s Detail Specification (herein referred to as the Detail Specification). [****].
[****]:
(1)[****].
(2)[****].
6    [****]
6.1     [****].
6.2     For the purposes of [****].
6.3     [****]
6.4     The [****]:
•[****]
•[****]
•[****]
•[****]
•[****]
•[****]
•[****]
•[****]
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

Attachment to Letter Agreement
No. AAL-PA-03735-LA-2306976
[****]

•[****]
6.5     The [****]:
•[****]
6.6     [****] in paragraph 2.3.5. [****] unless otherwise specified. [****].
6.7     [****]
6.8     [****]
7     [****]
7.1    [****]
7.2    [****] on the FAA-approved Airplane Flight Manual for the Model 737-10.
7.3    [****].
7.4    [****].
7.5    [****].
7.6    [****].
7.7    [****]."
7.8    [****].
7.9    [****]
7.10    [****]
8    [****]
The only [****] applicable to the Aircraft are those set forth in this Attachment.
P.A. No. PA-03735
Aero-B-BBA4-M23-0458A    SSA23-0247
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-PA-03735-LA-2306977

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas     75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-10 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Aircraft Configuration.
1.1.Initial Configuration. [****]. [****].
1.2.Final Configuration Schedule. [****]:
1.1.1.[****].
1.1.2.[****].
2.Amendment of the Purchase Agreement.
Within [****], Boeing and Customer will execute a written amendment to the Purchase Agreement (Supplemental Agreement) which will reflect the following:
2.1.    [****];
2.2    Incorporation into the applicable [****] of the Purchase Agreement, those [****] which have [****] pursuant to Article 1.2 above (Customer Configuration Changes);
2.3    [****] dates and on-dock dates of BFE;
2.4    [****];
2.5    [****].
2.5.1.    [****].
2.5.2.    [****].
2.5.3.    [****].
3.Other Letter Agreements.
AAL-PA-03735-LA-2306977    SA-32
[****]     Page 1
BOEING AND AMERICAN PROPRIETARY

3.1.    [****]:
3.1.1.    [****]. [****].
3.1.2.    [****].
3.1.3.    [****].
4.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

Intentionally Left Blank

AAL-PA-03735-LA-2306977    SA-32
[****]     Page 2
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306977    SA-32
[****]     Page 3
BOEING AND AMERICAN PROPRIETARY

AAL-PA-03735-LA-2306978

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Customer may [****] ([****]) in place of any [****] Aircraft, as defined in Article 1 below, subject to the following terms and conditions:
1.Definitions.
[****], for purposes of this Letter Agreement, means the Boeing model [****] aircraft identified in [****] the Purchase Agreement (as may be amended from time to time) [****].

[****] means [****].

[****] means [****].

[****], for purposes of this Letter Agreement, means [****]

2.Customer’s [****].
[****], Customer will [****] ([****]) of its [****] with the [****]t:
(i)[****], or;
(ii)[****].
Such [****].

3.[****].
AAL-PA-03735-LA-2306978    SA-32
[****]    Page 1
BOEING AND AMERICAN PROPRIETARY

3.1.    Customer’s [****].
3.2.    If Boeing [****].
3.3.    All of Boeing’s [****].
4.[****].
Boeing and Customer will [****]t into the Purchase Agreement ([****]). Boeing and Customer will [****] in accordance with Section 3.2 above. Upon the [****] pursuant to this Section 4, the [****] shall be [****] an “[****]” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.
5.[****].
5.1.    The [****] are set forth in Attachment A and Attachment B, respectively, attached hereto and [****]. The [****] in accordance with the provisions of the Supplemental Exhibit AE1. An [****].
5.2.    Any [****] (the [****]) will be [****]. [****]. If [****], [****]. If t[****], then [****].
5.3.    At the [****], Boeing will [****] pursuant to and in accordance with Letter Agreement [****] entitled “[****]”, as it may be subsequently amended.
6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
AAL-PA-03735-LA-2306978    SA-32
[****]    Page 2
BOEING AND AMERICAN PROPRIETARY

7.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306978    SA-32
[****]    Page 3
BOEING AND AMERICAN PROPRIETARY

        Attachment A To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	[****]	[****]	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:		$[****]
Deposit per Aircraft:		$[****]

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 121786-1F.txt    Boeing and American Proprietary    SA-32

        Attachment A To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 121786-1F.txt    Boeing and American Proprietary    SA-32

        Attachment A To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 121786-1F.txt    Boeing and American Proprietary    SA-32

        Attachment A To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 121786-1F.txt    Boeing and American Proprietary    SA-32

        Attachment A To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
Total:	85

* [****]
AL-PA-03735 121786-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	[****]	[****]	Configuration Specification: [****]
Engine Model/Thrust:	CFMLEAP-1B23	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:		$[****]
Deposit per Aircraft:		$[****]

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2029	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2029		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2029	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 122686-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2030		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2030	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 122686-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2031		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2031	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 122686-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2032		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2032	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 122686-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033	3	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2033		[****]	No	[****]	[****]	[****]	[****]	[****]
AL-PA-03735 122686-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B To
Letter Agreement No. AAL-PA-03735-LA-2306978
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Nominal	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)*:
Delivery	Number of	Factor	Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2033	2	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034	1	[****]	No	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	Yes	[****]	[****]	[****]	[****]	[****]
[****]-2034		[****]	No	[****]	[****]	[****]	[****]	[****]
Total:	85

* [****]
AL-PA-03735 122686-1F.txt    Boeing and American Proprietary    SA-32

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-PA-03735-LA-2306979

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas     75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to model 737-10 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
[****] means the Boeing [****] aircraft identified in [****] the Purchase Agreement.

[****] means the [****].

[****], for purposes of this Letter Agreement, means the [****].

2.[****].
2.1.    For [****] with a [****], [****] ([****]) to [****] ([****]) of [****] in any [****] ([****]) [****] ([****]) [****].
2.2.    Customer will [****] Boeing [****] ([****]) [****] ([****]) [****]. The [****]. [****] pursuant to this Letter Agreement. If Customer [****].
3.[****].
3.1.    [****] is [****] Boeing [****], [****]. [****] ([****]) [****], Boeing will [****].
3.2.    If the [****] Boeing then [****] in accordance with Article 5 below; however, [****] ([****]) [****] set forth in Article 5 below.
3.3    If [****], then Boeing will [****] ([****]) for [****] ([****]) [****] to Boeing [****].
3.4.    The [****] in accordance with Article 5 below; however, such [****] ([****]) [****] set forth in Section 3.3 above and if Customer [****], then such [****] ([****]) [****] set forth in Article 5 below.
3.5.    [****].
AAL-PA-03735-LA-2306979    SA-32
[****]    Page 1
BOEING AND AMERICAN PROPRIETARY

4.[****].
4.1.    [****] in accordance with Article 5 below, either the [****] under the Purchase Agreement [****] by the Purchase Agreement.
4.2.    If the [****], then Customer [****], [****] Boeing to Customer, [****] Boeing. If the [****] by Customer [****] to Boeing [****], then Boeing [****], at [****] Customer.
5.[****].
Boeing and Customer will [****] the Purchase Agreement. Boeing and Customer will [****] ([****]) [****] of (i) [****] or (ii) [****] in accordance with Section 3.3 above.
6.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306979    SA-32
[****]    Page 2
BOEING AND AMERICAN PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-PA-03735-LA-2306980
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. PA-03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[****].
[****].
2.[****].
[****]
[****]
3.[****].
[****]
4.[****].
[****]:
4.1.    [****].
4.2.    [****].
4.3.    [****]:
4.3.1.    [****].
4.3.2.    [****].
4.4.    [****].
AAL-PA-03735-LA-2306980    Page 1
[****]    Page 1 of 3
BOEING AND AMERICAN PROPRIETARY

4.5.    [****]
4.6.    [****]
4.7.    [****].
4.8.    [****]
5.[****].
[****]
5.1.    [****]. B[****]
5.1.1.    [****]:

[****]

[****]:

“[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

5.1.2.    [****]
5.1.3.    [****]
5.1.4.    [****]
5.2.    [****]. [****]
5.3.    [****]. [****]
6.[****]
[****]
7.[****]
[****]
AAL-PA-03735-LA-2306980
[****]    Page 2 of 3
BOEING AND AMERICAN APROPRIETARY

8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the [****] Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306980
[****]    Page 3 of 3
BOEING AND AMERICAN APROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-2306981

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No.  03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1.Customer has requested [****].
2.In response to Customer’s request [****].
Agreement
1.Covered Aircraft.
The Program shall apply to [****] (Covered Aircraft).
2.Program Term.
The Program shall begin on the [****]; provided, that the parties [****]. The [****] shall [****] on the [****] commences and shall [****] after commencement of the [****] and each subsequent [****] shall [****] with the [****].
3.[****].
The [****] covered by the Program shall include [****].
4.Program Commitment.
[****].
[****]
AAL-PA-03735-LA-2306981
[****]    Page 1 of 6
BOEING PROPRIETARY

4.1.    [****]
4.2.    [****]:
4.2.1.    [****]; and
4.2.2.    [****]:
4.2.2.1.    [****], and
4.2.2.2.    [****].
4.2.3.    [****]; and
4.3.    [****]
4.4.    [****]
4.5.    [****].
4.6.    [****].
4.7.    [****].
4.8.    [****]
4.9.    [****]
4.10.    [****]
4.11.    [****]
4.12.    [****]
5.Calculation of [****].
5.1.    [****].
5.2.    [****].
5.3.    Boeing will then [****] in the form specified in Attachment C. In the event that the [****] in the form specified in Attachment F for [****].
5.4.    Boeing [****] has been [****], and [****].
AAL-PA-03735-LA-2306981
[****]    Page 2 of 6
BOEING APROPRIETARY

6.Reporting of [****].
6.1.    Within [****].
6.2.    [****] the [****] specified in Section 6.1 to Boeing within the specified [****].
7.Calculation of [****].
7.1.    [****], within [****].
7.2.    If the [****] to Section 7.1 [****]:
7.2.1.    [****];
7.2.2.    [****]; and
7.2.3.    [****].
7.3.    If after completing the [****] described in Section 7.2 the [****]:
7.3.1.    [****]; and
7.3.2.    [****].
7.4.    [****].
7.5.    [****].
8.[****] Action.
8.1.    Should [****] be required pursuant to Section 7.3, [****]
8.1.1.    [****];
8.1.2.    [****]t;
8.1.3.    [****];
8.1.4.    [****]; and
8.1.5.    [****].
8.2. [****].
AAL-PA-03735-LA-2306981
[****]    Page 3 of 6
BOEING APROPRIETARY

9.Conditions and Limitations.
9.1.    If, [****] of [****], Boeing or any [****].
9.2.    [****].
9.3.    [****].
9.4.    [****].
9.5.    [****].
9.6.    [****].
9.7.    [****]:
(i)[****].
(ii)[****].
(iii)[****].
(iv)[****].
(v)[****]).
(vi)[****].
(vii)[****].
(viii)[****].
(ix)[****].
(x)[****].
(xi)[****].
(xii)[****].
(xiii)[****]
9.8    [****]:

Aircraft Model	Flight Hours
[****]	[****]
AAL-PA-03735-LA-2306981
[****]    Page 4 of 6
BOEING APROPRIETARY

[****].
10.Notice.
All reports submitted to Boeing will be addressed to the attention of:
[****]
All reports submitted to Customer will be addressed to the attention of:

[****]
11.[****].
[****]
12.[****].
[****].
13.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
14.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
AAL-PA-03735-LA-2306981
[****]    Page 5 of 6
BOEING APROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr. Vice President, Treasurer

AAL-PA-03735-LA-2306981
[****]    Page 6 of 6
BOEING AND AMERICAN PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

Attachment A: [****]

To:        [****]
        [****]
        [****]
        [****]
        [****]
[****]

Reference:    Letter Agreement No. AAL-PA-03735-LA-2306981 to Purchase Agreement ([****])

[****]
	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]

[****]
	[****]	[****]	[****]	[****]	[****]
[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]

[****]

	[****]	[****]	[****]	[****]	[****]
[****]		[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
AAL-PA-03735-LA-2306981
[****]    Attachment A, Page 1 of 2
BOEING PROPRIETARY

[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03735-LA-2306981
[****]    Attachment A, Page 2 of 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

Attachment B: [****]

[****].
1.[****].
[****].
2.[****].
2.1.    [****]. [****]
2.2.    [****]. T[****]
3.[****]
[****]
3.1.    [****]
3.2.    [****]
3.3.    [****]
4.[****].
4.1.    [****].
4.2.    [****].
4.3.    [****]. [****]
4.4.    [****]. [****]
4.5.    [****]. [****]
4.6.    [****]. [****]
4.7.    [****]. [****].
4.8.    [****]. [****]
4.9.    [****].
AAL-PA-03735-LA-2306981
[****]    Attachment B, Page 1 of 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
Attachment C: [****]

To:    American Airlines, Inc.

Reference:    Letter Agreement No. AAL-PA-03735-LA-2306981 to Purchase Agreement ([****])

Subject:    [****] reported pursuant to Section 5.2 of the referenced Letter Agreement.

Reporting Period	[****]	[****]	[****]
[****]			$
[****]			$
[****]			$
[****]			$
[****]			$

AAL-PA-03735-LA-2306981
[****]    Attachment C, Page 1 of 1
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

Attachment D: Covered Aircraft [****]

To:        [****]
        [****]
        [****]
        [****]
        [****]

Reference:    Letter Agreement No. AAL-PA-03735-LA-2306981 to Purchase Agreement ([****])

Subject:    [****] reported pursuant to Section 6 of the referenced Letter Agreement.

[****]:

[****]
[****]:
[****]:	[****]:
[****]:	[****]:
[****]:	[****]:
[****]:	[****]:
[****]:	[****]:
[****]:
[****]:

[****]
	[****]	[****]	[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

[****]			[****]

AAL-PA-03735-LA-2306981
[****]    Attachment D, Page 1 of 1
BOEING PROPRIETARY

Attachment D: Covered Aircraft [****], CONTINUED

[****]s
	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****]
	[****]	[****]
[****]
[****]

[****]
[****]	[****]
[****]	[****]
[****]

Note: [****].

.

AMERICAN AIRLINES, INC.

By:

Its:

AAL-PA-03735-LA-2306981
[****]    Attachment D, Page 2 of 1
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

Attachment E
FORM OF REPORT FOR [****]
To:     American Airlines, Inc.

Reference:    Letter Agreement No. AAL-PA-03735-LA-2306981 to Purchase Agreement ([****])

Subject:    [****] reported pursuant to Section 7 of the referenced Letter Agreement.

[****] No. _____
[****] _________ [****] _________

[****]:

[****]	[****]	[****]	[****]	[****]
Total
AAL-PA-03735-LA-2306981
[****]    Attachment E, Page 1 of 1
BOEING PROPRIETARY

Attachment E, CONTINUED
FORM OF REPORT FOR [****]
[****].

	[****]	[****]	[****]	[****]	[****]
[****]

[****]

[****]
[****]
[****]
[****]

[****]

[****]
[****]
[****]
[****]

[****]
[****]

[****]
[****]
[****]
[****]
THE BOEING COMPANY

By:

Its:

Date:
AAL-PA-03735-LA-2306981
[****]    Attachment E, Page 2 of 1
BOEING PROPRIETARY

Attachment F: [****]

To:     American Airlines, Inc.

Reference:    Letter Agreement No. AAL-PA-03735-LA-2306981 to Purchase Agreement ([****])

Subject:    [****].

[****]	[****]	[****]	[****]
[****]
[****]
[****]
[****]
[****]

AAL-PA-03735-LA-2306981
[****]    Attachment F, Page 1 of 1
BOEING PROPRIETARY

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-1106670R1

American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:        Confidentiality

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. For the avoidance of doubt, this Letter Agreement [****]. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in [****] to the Purchase Agreement [****].
1.Confidentiality Obligation.
1.1Except as otherwise provided in this Letter Agreement, each party shall, [****]. Each party agrees to [****].
1.2Neither party shall [****].
2.Definition of [****].
2.1    Subject to the provisions of Section 2.2, [****] means:
2.1.1    [****];
2.1.2    [****]:

Letter Agreement Number	Title
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
AAL-PA-03735-LA-1106670R1             SA-32
Confidentiality        Page 1 of 7
    BOEING AND AMERICAN PROPRIETARY

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

AAL-PA-03735-LA-1106670R1             SA-32
Confidentiality        Page 2 of 7
    BOEING AND AMERICAN PROPRIETARY

Letter Agreement Number	Title
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
2.2    The following shall not constitute [****] for purposes of this Letter Agreement:
2.2.1    [****];
2.2.2    [****];
2.2.3    [****]; or
2.2.4    [****].
AAL-PA-03735-LA-1106670R1             SA-32
Confidentiality        Page 3 of 7
    BOEING AND AMERICAN PROPRIETARY

2.3    [****].
3.Disclosure.
3.1    [****]:
(a)    [****]:
(A)    [****];
(B)    [****];
(C)    [****]; and
(D)    [****].
(b)    [****] ([****]):
•[****];
•[****]:
•[****];
•[****];
•[****]; and
•[****].
3.2    Either party may [****]; and
3.3    [****].
3.4    In addition to disclosures of [****] permitted by this Letter Agreement, either party may [****].
4.Remedies.
    [****]
5.Conflicts.
    Subject [****], to the extent of any conflict or inconsistency between the provisions of this Letter Agreement and [****].
AAL-PA-03735-LA-1106670R1             SA-32
Confidentiality        Page 4 of 7
    BOEING AND AMERICAN PROPRIETARY

6.Confidential Treatment.
    Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, [****].
Very truly yours,

THE BOEING COMPANY

By:   /s/ The Boeing Company

Its:       Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:   March 4, 2024

AMERICAN AIRLINES, INC.

By:   /s/ American Airlines, Inc.

Its:   Senior Vice President and Treasurer

AAL-PA-03735-LA-1106670R1             SA-32
Confidentiality        Page 5 of 7
    BOEING AND AMERICAN PROPRIETARY

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-1106652R3

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer may [****] the [****] ([****]) [****] Aircraft, as defined in article 1 below, subject to the following terms and conditions:

1.Definitions.

[****], for purposes of this Letter Agreement, means the Boeing model [****] aircraft identified on [****] to the Purchase Agreement (as may be amended from time to time) [****].

[****] means [****].

[****] means [****].

[****], for purposes of this Letter Agreement, means the [****].

AAL-PA-03735-LA-1106652R3    SA-32
[****]    Page 1 of 5
BOEING AND AMERICAN PROPRIETARY

2.Customer’s [****].
Customer shall [****] ([****]) of its [****] ([****]) with the purchase of a [****] Aircraft:
(i)[****], or;
(ii)[****].
Such [****].
3.Boeing’s [****].
3.1.    Customer’s [****].
3.2.    If Boeing [****].
3.3.    All of Boeing’s [****].
4.[****].
The [****].
5.[****].
Boeing and Customer will [****] into the Purchase Agreement. Boeing and Customer will [****] in accordance with Section 3.2, above. Upon the [****] pursuant to this Section 5, the [****] for purposes of this Letter Agreement and an “[****]” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.
6.[****].
6.1.    The [****] are set forth in Attachment A(R3) and Attachment B(R3), respectively, hereto. The [****] in accordance with the provisions of Supplemental Exhibit AE1. The [****] in accordance with the provisions of Supplemental Exhibit AE1.
6.2.    Any [****] (the [****]) will be [****]. [****]. If [****], then [****]. If [****], then [****].
6.3.    At the [****], Boeing will [****] pursuant to and in accordance with Letter Agreement [****] entitled “[****]”, as it may be subsequently amended.

AAL-PA-03735-LA-1106652R3    SA-32
[****]    Page 2 of 5
BOEING AND AMERICAN PROPRIETARY

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part.
8.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

(Intentionally Left Blank)

AAL-PA-03735-LA-1106652R3    SA-32
[****]    Page 3 of 5
BOEING AND AMERICAN PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr Vice President, Treasurer

AAL-PA-03735-LA-1106652R3    SA-32
[****]    Page 4 of 5
BOEING AND AMERICAN PROPRIETARY

        Attachment A(R3) To
Letter Agreement No. AAL-PA-03735-LA-1106652R3
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	[****]	[****]	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B21	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Orig Scheduled	Nominal	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Deliv Date	Delivery	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2024	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2025	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2025	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2025	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
AL-PA-03735 120432-1F.txt    Boeing and American Proprietary    SA-32

        Attachment A(R3) To
Letter Agreement No. AAL-PA-03735-LA-1106652R3
[****] Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Orig Scheduled	Nominal	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Deliv Date	Delivery	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2026	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
Total:	24
AL-PA-03735 120432-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B(R3) To
Letter Agreement No. AAL-PA-03735-LA-1106652R3
[****]Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	[****]	[****]	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:	$[****]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Orig Scheduled	Nominal	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Deliv Date	Delivery	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2024	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2024	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2025	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2025	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2025	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
AL-PA-03735 120431-1F.txt    Boeing and American Proprietary    SA-32

        Attachment B(R3) To
Letter Agreement No. AAL-PA-03735-LA-1106652R3
[****]Aircraft Delivery, Description, Price and Advance Payments

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Orig Scheduled	Nominal	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Deliv Date	Delivery	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	2	[****]	[****]		[****]	[****]	[****]	[****]	[****]
[****]-2026	1	[****]	[****]		[****]	[****]	[****]	[****]	[****]
Total:	24

AL-PA-03735 120431-1F.txt    Boeing and American Proprietary    SA-32

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-2306982
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[****].
[****].
2.[****].
[****]
[****]
3.[****].
[****].
4.[****].
[****]:
4.1.    [****]
4.2.    [****]
4.3.    [****]:
4.3.1.    [****]
4.3.2.    [****]
4.4.    [****]
4.5.    [****].
AAL-PA-03735-LA-2306982    Page 1
[****]    SA-32
BOEING AND AMERICAN PROPRIETARY

4.6.    [****]
4.7.    [****]
4.8.    [****]
5.[****].
[****]
5.1.    [****]. [****]
5.1.1. [****]:
[****]

[****]:

[****]	[****]

[****]	[****]

[****] =	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

5.1.2.    [****]
5.1.3.    [****]
5.1.4.    [****]
5.2.    [****]. [****]
5.3.    [****]. [****]
6.[****].
[****]
AAL-PA-03735-LA-2306982    Page 2
[****]    SA-32
BOEING AND AMERICAN PROPRIETARY

7.[****].
[****]
8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the [****] Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
9.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306982    Page 3
[****]    SA-32
BOEING AND AMERICAN PROPRIETARY

        The Boeing Company
P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-03735-LA-1106671R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    Miscellaneous Commitments for Boeing Model 737 MAX Aircraft
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
For ease of reference, a “Table of Contents” has been added as Attachment A to this Letter Agreement.
1.AGTA.
1.1.Taxes.
Section 2.2 of the AGTA is replaced in full by the following new provision:
“2.2    Taxes.
2.2.1    [****]
2.2.2    [****]
2.2.3    [****]”
1.2.Customs Duties.
1.2.1[****]
1.2.2Boeing provides the information in the preceding Section 2.1 to Customer as a courtesy, and not in lieu of professional opinions rendered by counsel of Customer’s choice, subject to the limitations that Boeing assumes no responsibility for the accuracy or timeliness of such information, and that Customer agrees it will assert no claim against Boeing based on such information.
1.3.Rate of Interest.
[****]
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1.4.Advanced Payment Increases.
[****]:
“[****]”
1.5.Intentionally Omitted.
1.6.Intentionally Omitted.
1.7.Development Change and Manufacturer Change Production Revision Records.
[****]
1.8.Part 121 Compliance Review.
[****]
1.9.Inspection and Acceptance.
The AGTA is hereby amended by adding the following new Section 5.6 immediately following Section 5.5 of the AGTA:
“5.6    [****].
[****]”
1.10.Condition of Aircraft Suffering Damage.
The AGTA is amended by adding the following new Section 5.7 after Section 5.6 of the AGTA.
“5.7 [****].
[****]”
1.11.Customer Quality Support Service Commitment.
[****].
1.12.Target Delivery Dates.
[****]
1.13.Customer Delay in Acceptance of Aircraft.
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Section 6.4 of the AGTA is replaced in full by the following new provision:
“6.4    [****]. [****]”
1.14.Customer Delay Due to Allied Pilots Association Strike.
The following new Section 6.5 is added to the AGTA after Section 6.4:
“6.5    Customer Delay Due to Allied Pilots Association Strike.
[****]:
6.5.1    [****];
6.5.2    [****]; and
6.5.3    [****]”
1.15.Liquidated Damages and Right of Termination.
1.15.1. [****]:

1.15.2[****]
1.15.3[****]

1.15.4[****]
1.15.5[****]
1.15.6Notwithstanding the terms of Section 1.15.1 and Section 1.15.2 above, which specify the terms and conditions of Liquidated Damages and Right of Termination for [****] ([****]), the parties agree that solely for the purposes of the [****] the[****] for each Aircraft set forth in Figure 1 below shall be the [****]).
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BOEING AND AMERICAN PROPRIETARY

Figure 1

Manufacturer Serial Number	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
1.16.Notice to Customer in the Event of an Excusable Delay.
Section 7.2 of the AGTA is replaced in full by the following new provision:
“7.2    [****]. [****]”
1.17.Aircraft Damaged Beyond Repair.
Section 7.5 of the AGTA is replaced in full by the following new provision:
“7.5    [****]. [****]”
1.18.Termination.
Section 7.6 of the AGTA is replaced in full by the following new provision:
“7.6    [****].    [****]”
1.19.    Excusable Delay.
The AGTA is amended by adding the following provision immediately following Section 7.7:
“7.8    [****]. [****]”
1.20.Risk Allocation/Insurance.
1.20.1. Article 8 of the AGTA is replaced in full by the following new provisions:
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“Article 8.        Risk Allocation/Insurance.
8.1    [****].
8.1.1    [****]
8.1.2    Boeing Insurance.
(a)     [****]
(b)    [****]
(c)    [****]
8.1.3    Definition of Customer. For the purpose of Section 8.1, the term “Customer” includes American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or delegated any duties as permitted under the Purchase Agreement, the permitted assignees under the Purchase Agreement, and their respective directors, officers and employees.
8.2    Title and Risk with Customer.
8.2.1    [****]
8.2.2    [****]
8.2.3    [****]
8.2.4    [****]
8.2.5    [****]
8.2.6    Definition of Boeing. For purposes of this Article 8.2, the term “Boeing” includes The Boeing Company, its divisions, any wholly-owned subsidiary of The Boeing Company which is assigned any rights or obligations in accordance with Section 9.1 of the AGTA, the permitted assignees under the Purchase Agreement, provided that such assignees or subsidiaries have performed services under the Customer Support Document to the AGTA and Supplemental Exhibit CS1 to the Purchase Agreement, and their respective directors, officers and employees.”
1.20.2. The insurance certificate provided by Boeing pursuant to Section 8.1.2(c) of the AGTA (as amended by this Letter Agreement) shall be substantially in the form of the certificate attached to this Letter Agreement as Attachment B.
1.21.Boeing Training & Flight Services, L.L.C. Interface Commitment.
1.21.1. Section 9.1.5 of the AGTA is replaced in full by the following new provisions:
“9.1.5    [****]:
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9.1.5.1    [****]
9.1.5.2    [****]”
1.21.2. Reserved.
1.22.Exculpatory Clause in Post-Delivery Sale or Lease.
Section 9.7 of the AGTA is replaced in full by the following new provision:
“9.7    [****]. [****]”
1.23.Termination for Certain Events.
1.23.1. Article 10 of the AGTA is replaced in full by the following new provision:
“Article 10.    Termination for Certain Events.
10.1    Termination. If either party:
(i) [****], or
(ii) [****].
10.2    [****]”
1.24.FAA Grounding.
1.24.1.[****]
1.24.2.[****]
1.25.FAA ETOPS Prevention.
1.25.1. [****]:
1.25.2. [****].
1.26.Duplicate Remedies.
[****]
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2.Customer Support (Exhibit B).
2.1.Additional Technical Data and Documents.
The following Section 3.2 is added to Part 1 of the Customer Support Document following Section 3.1:
“3.2    [****]
[****]”
2.2.Field Service Representation.
Part 2 to the Customer Support Document is amended as follows:
(a) [****]”.
(b) [****]:
“1.1    Experienced Field Service representatives will be available to provide Field Services to Customer at the main maintenance and [****]”
2.3.Computer Software Documentation for Boeing Manufactured Airborne Components and Equipment.
[****]:
“[****]”
2.4.Technical Information and Materials.
The first paragraph of Section 1 of Part 3 of the Customer Support Document is replaced in full by the following new provision:
“[****]”
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2.5.Supplier Technical Data.
Section 8 of Part 3 to the Customer Support Document is replaced in full by the following new provision:
“8.    [****].
8.1    [****]
8.2    [****]
8.3    [****]:
(i)     [****];
(ii)     [****];
(iii)     [****];
(iv)     [****]; and
(v)    [****].
8.4    [****].
8.5    [****].
8.6     [****]”
2.6.Protection of Proprietary Information and Proprietary Materials.
Part 5 of the Customer Support Document is replaced in full by the following new provision:
“CUSTOMER SUPPORT DOCUMENT
PART 5:     PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS
1.    General.
[****]
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2.    License Grant.
[****]
3.    Use of Proprietary Materials and Proprietary Information.
[****]
4.    Use of Training Materials.
[****]
5.    Providing of Proprietary Materials to Contractors.
[****]
6.    Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
[****]
7.    Additional Data and Documents.
[****]” ”
2.7.Line Station Spare Parts Support.
Customer, at its option, may participate in the use of spare parts held by Boeing at any line station in accordance with the reasonable terms and conditions set forth by Boeing for such participation.
3.Product Assurance (Exhibit C).
3.1.Disclaimer and Release; Exclusion of Liabilities.
Section 11 of Part 2 of the Product Assurance Document is replaced in full by the following new provision:
“11.    Disclaimer and Release; Exclusion of Liabilities.
11.1    [****]:
(A)    [****];
(B)    [****];
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(C)    [****]; AND
(D)    [****].
11.2    [****].
    11.3    [****].
    11.4    Definitions. For the purpose of this Section 11, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, Affiliates, the assignees of each, and their respective directors, officers, employees and agents.”
3.2.Reimbursement for Service Bulletin Corrections.
Section 7.3.2 of Part 2 of the Product Assurance Document is replaced in full by the following provision:
“7.3.2    [****]:
(a)    [****]
(b)    [****]”
3.3.FAR 145 Requirements.
[****]
3.4.Warranty Claim, Response and Payment Time.
[****]
3.5.Maximum Reimbursement.
The following provision is added to the end of Section 4.5 of Part 2 to the Product Assurance Document:
“[****]”
3.6.Additional Service Life Policy Covered Components.
[****]:
3.6.1. Additional Service Life Policy Covered Components.
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3.6.1.1. For purposes of Part 3 of the Product Assurance Document, the following additional items (Additional SLP Components) shall be deemed to be “SLP Components”, as defined in Section 1 of Part 3 of the Product Assurance Document:
[****]
3.6.1.2. [****]
3.6.1.3. T[****]
3.6.2. [****].
3.6.2.1. [****]
3.6.2.2. [****]:
(i)    [****]
(ii)    [****]
(iii)    [****]:
3.7.Conditions and Limitations to the Service Life Policy.
3.7.1. The following Section 4.5 is added to Part 3 of the Product Assurance Document:
“4.5    [****]”
3.7.2. [****]
[****]
3.8.Boeing Back-Up of Supplier Turnaround Time Commitments.
[****]
3.9.Supplier Warranty Commitment.
Section 1 of Part 4 of the Product Assurance Document is replaced in full by the following new Section 1:
“1.    Supplier Warranties and Supplier Patent Indemnities.
[****]”
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3.10.Engine/Airframe Interface Commitment.
[****]:
(a)    [****];
(b)    [****]; and
(c)    [****].
3.11.Boeing Indemnities Against Patent and Copyright Infringement.
Part 6 of the Product Assurance Document is replaced in full by the following new provision:
“PRODUCT ASSURANCE DOCUMENT
PART 6:    BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT INFRINGEMENT AND TRADE SECRET MISAPPROPRIATION
1.    [****].
[****]:
(a)    [****]; and
(b)    [****].
2.    Indemnity Against Copyright Infringement.
[****]:
(a)    [****]; and
(b)    [****],
[****].
3.    Indemnity Against Trade Secret Misappropriation.
[****]:
(a)    [****]; and
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(b)    [****],
[****].
4.    Exceptions, Limitations and Conditions.
4.1    [****].
4.2    [****].
4.3    [****].
4.4    [****].
4.5    [****].
4.6    [****].
4.7    [****].
4.8    [****]
4.9    [****]
4.10    For the purposes of this Part 6, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.
4.11     For the purposes of this Part 6, “Customer” is defined as American Airlines, Inc., its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.”
4.Performance.
4.1.[****].
[****]
4.2.Performance Guarantees/Data Base Changes.
4.2.1. [****]
4.2.2. [****]
4.2.3. [****]
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4.2.4. Upon the occurrence of any performance data base change, Boeing shall [****].
5.Reserved
5.1Reserved.
5.2Reserved
6        [****].

[****]:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        LA Page 14 of 16
BOEING AND AMERICAN PROPRIETARY

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]
6.1    [****]
6.2    [****]
6.3    [****]
6.4    [****]
6.5    [****]
6.7    [****]
7    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.
Very truly yours,
THE BOEING COMPANY

By: /s/ The Boeing Company

Its:       Attorney-In-Fact
AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        LA Page 15 of 16
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:   March 4, 2024
AMERICAN AIRLINES, INC.

By:   /s/ American Airlines, Inc.

Its:   Senior Vice President and Treasurer

Attachment A - Table of Contents
Attachment B - Form of Insurance Certificate of Boeing
Attachment C - Reserved.
Attachment D - Reserved
AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        LA Page 16 of 16
BOEING AND AMERICAN PROPRIETARY

Attachment A to AAL-PA-03735-LA-1106671R2
TABLE OF CONTENTS
    Subject                             Paragraph

1.    AGTA
Taxes (Art. 2)                                1.1
Customs Duties (Art. 2)                        1.2
Rate of Interest (Art. 2)                        1.3
Advanced Payment Increases (Art. 2)                1.4
Development Change and Manufacturer Change
Production Revision Records (Art. 4)            1.7
Part 121 Compliance Review (Art. 4)                1.8
Inspection and Acceptance (Art. 5)                1.9
Condition of Aircraft Suffering Damage (Art. 5)            1.10
Customer Quality Support Service Commitment
(Art. 5)                            1.11
Target Delivery Dates (Art. 6)                    1.12
Customer Delay in Acceptance of Aircraft (Art. 6)        1.13
Customer Delay Due to Allied Pilots Association
Strike (Art. 6)                            1.14
Liquidated Damages and Right of
Termination (Art. 7)                        1.15
Notice to Customer in the Event of an Excusable
Delay (Art. 7)                            1.16
Aircraft Damaged Beyond Repair (Art. 7)                1.17
Termination (Art. 7)                            1.18
Excusable Delay (Art. 7)                        1.19
Risk Allocation/Insurance (Art. 8)                    1.20
Boeing Training & Flight Services,, L.L.C.
Interface Commitment (Art. 9)                1.21
Exculpatory Clause in Post-Delivery Sale
or Lease (Art. 9)                        1.22
Termination for Certain Events (Art. 10)                1.23
FAA Grounding                            1.24
FAA ETOPS Prevention                         1.25
Duplicate Remedies                            1.26

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Miscellaneous Commitments        Attachment A, LA Page 1 of 2
BOEING AND AMERICAN PROPRIETARY

Attachment A to AAL-PA-03735-LA-1106671R2
2.    Customer Support (Exhibit B)
Additional Technical Data and Documents (Part 1)        2.1
Field Service Representation (Part 2)                2.2
Computer Software Documentation for Boeing
Manufactured Airborne Components and
Equipment (Part 3)                        2.3
Technical Information and Materials (Part 3)            2.4
Supplier Technical Data (Part 3)                    2.5
Protection of Proprietary Information and Proprietary
Materials (Part 5)                         2.6
Line Station Spare Parts Support                     2.7

3.    Product Assurance (Exhibit C)
Disclaimer and Release; Exclusion of
Liabilities (Part 2)                        3.1
Reimbursement for Service Bulletin
Corrections (Part 2)                        3.2
FAR 145 Requirements (Part 2)                    3.3
Warranty Claim, Response and Payment
Time (Part 2)                            3.4
Maximum Reimbursement (Part 2)                3.5
Additional Service Life Policy Covered
Components (Part 3)                    3.6
Conditions and Limitations to the Service
Life Policy (Part 3)                        3.7
Boeing Back-Up of Supplier Turnaround
Time Commitments (Part 4)                3.8
Supplier Warranty Commitment (Part 4)                3.9
Engine/Airframe Interface Commitment (Part 5)            3.10
Boeing Indemnities Against Patent and Copyright
Infringement (Part 6)                    3.11

4.    Performance
Maintaining Fuel Efficient Performance in Service        4.1
Performance Guarantees/Data Base Changes            4.2

5.    Reserved

6.    [****]

7. Confidential Treatment
AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        Attachment A, LA Page 2 of 2
BOEING AND AMERICAN PROPRIETARY

Attachment B to AAL-PA-03735-LA-1106671R2
Sample Insurance Certificate (Boeing)

BROKER’S LETTERHEAD
[ date ]
Certificate of Insurance Ref. No.
THIS IS TO CERTIFY TO:
    American Airlines, Inc. (hereinafter “American”)
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
that Insurers, EACH FOR HIS OWN PART AND NOT ONE FOR THE OTHER, are providing the following insurance:
NAMED INSURED:     The Boeing Company (hereinafter “Boeing”)
ADDRESS OF INSURED:    Post Office Box 3707
    Seattle, Washington 98124-2207
PERIOD OF INSURANCE:    See attached Schedule of Insurers
GEOGRAPHICAL LIMITS:    Worldwide
EQUIPMENT INSURED:    All Boeing [model] [type] aircraft owned or operated by American that are the subject of that certain Purchase Agreement No._______ dated _______ between American and Boeing, as more particularly described on the attached Schedule of Aircraft, as such schedule may be amended from time to time.
DESCRIPTION OF COVERAGES
A. AIRCRAFT HULL INSURANCE    All risks of ground and flight physical damage coverage in respect of all aircraft owned by, leased to or operated by the Named Insured, including the Aircraft and any engines (including the Engines) and any parts (including the Parts) while attached to any such Aircraft or removed therefrom but not replaced, subject to policy terms, conditions, limitations, exclusions and deductibles.
Amount of Insurance:    Agreed Value (as per Policy terms and conditions).
B. AIRCRAFT LIABILITY INSURANCE    Aircraft Liability Insurance, including Bodily Injury (including passengers), Property Damage, Aircraft Liability, Passenger Legal Liability, Premises/Operations Liability, Personal Injury, and Contractual Liability Insurance, subject to policy terms,
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Miscellaneous Commitments        Attachment B, LA Page 1 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment B to AAL-PA-03735-LA-1106671R2
conditions, limitations, exclusion and deductibles.
Limit of Liability:    [****]

AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        Attachment B, LA Page 2 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment B to AAL-PA-03735-LA-1106671R2
SPECIAL PROVISIONS APPLICABLE TO THE ADDRESSEE(S)
Subject to the policy terms, conditions, limitations, exclusions and deductibles and solely with respect to Purchase Agreement No._____ dated as of _____ (the “Purchase Agreement”) between American and The Boeing Company (“Boeing”), the policies set forth in the attached Schedule of Insurers are amended to include the following:
1.    Solely with respect to Aircraft Liability Insurance, American is included as an additional Insured, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;
2.    Solely with respect to Aircraft Hull Insurance, each Insurer agrees to waive any rights of subrogation against American to the extent that Boeing has waived such rights by the terms of its agreements to indemnify American pursuant to the Purchase Agreement;
3.    Solely with respect to Aircraft Liability Insurance, to the extent American is insured hereunder, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies;
4.    Solely with respect to Aircraft Liability Insurance, to provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issue to each;
5.    Solely with respect to Aircraft Liability Insurance, such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of American, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;
6.    Each of the Aircraft Liability Insurance policy and Aircraft Hull Insurance policy provides that: American shall not have any obligation or liability for premiums, commissions, calls or assessments in connection with such insurance;
7.    With respect to the Aircraft Liability Insurance, if a policy is canceled for any reason whatsoever, any substantial change is made which would reduce the amount of coverage as certified herein, or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to American for thirty (30) days after receipt by American of written notice from the Insurers or their authorized representatives or Broker of such cancellation, change or lapse; and
8.    For the purposes of the Certificate, “American” is defined as American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or obligations in accordance with Article 9.1 of the AGTA, the
AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        Attachment B, LA Page 3 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment B to AAL-PA-03735-LA-1106671R2
assignees of each permitted under the applicable Purchase Agreement, and their respective directors, officers and employees.

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BOEING AND AMERICAN PROPRIETARY

Attachment B to AAL-PA-03735-LA-1106671R2
THE BOEING COMPANY
AND ALL ITS SUBSIDIARIES
SCHEDULE OF SUBSCRIBING INSURERS
POLICY TERM: DECEMBER 1, 1996 TO DECEMBER 1, 1997
COVERAGES:
Aircraft Hull and Liability Insurance
POLICY
SUBSCRIBING INSURERS FOR 100% PARTICIPATION    NUMBER

SEVERAL LIABILITY NOTICE

The subscribing insurers’ obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligation.
Subject to the terms, conditions, limitations and exclusions of the relative policies except for the specific declarations contained in this certificate.

(signature)

(typed name)
(title)
AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        Attachment B, LA Page 5 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment C to AAL-PA-03735-LA-1106671R1: RESERVED
AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        Attachment C, LA Page 1 of 1
BOEING AND AMERICAN PROPRIETARY

Attachment D to AAL-PA-03735-LA-1106671R2: RESERVED

AAL-PA-03735-LA-1106671R2    SA-32
Miscellaneous Commitments        Attachment D, LA Page 1 of 1
BOEING AND AMERICAN PROPRIETARY

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-3735-LA-2306983

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas     75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[****] Aircraft.
[****] ([****]) and [****] ([****]) as set forth in Attachment A to this Letter Agreement ([****]). In [****] of the Purchase Agreement ([****]), the following [****]:
2.[****].
2.1.    Boeing [****] ([****]) in the [****] ([****]) for [****] ([****]). For the avoidance of doubt, the[****] (the [****]).
2.2.    An [****] pursuant to Article 2.1 above and [****].
2.3.    If Customer [****] ([****]), then Boeing [****].
2.4.    If Boeing and Customer [****] ([****]), [****].
2.5.    If [****] in accordance with the Purchase Agreement [****] pursuant to (i) [****], or (iii) [****] ([****]), Boeing will [****]. For the avoidance of doubt, [****].
2.6.    If [****] (the [****]). Customer [****] (i) [****] or (ii) by [****]. For the purposes of this Section 2.6, a “[****]” is where there [****], or (iii) [****].
3.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This
AAL-PA-3735-LA-2306983                                 Page 1
BOEING AND AMERICAN PROPRIETARY

Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

4.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-3735-LA-2306983
[****]                                        SA-32
                                             Page 2
BOEING AND AMERICAN PROPRIETARY

Attachment A to LA-2306983

	[****]	[****]
1	[****]	[****]
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]
11	[****]	[****]
12	[****]	[****]
13	[****]	[****]
14	[****]	[****]
1	[****]	[****]
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]

AAL-PA-3735-LA-2306983
[****]                                        SA-32
                                             Page 3
BOEING AND AMERICAN PROPRIETARY

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-3735-LA-2306984
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Unless otherwise stated herein, this Letter Agreement [****] ([****]).
1.[****].
[****] ([****]). Boeing will [****].
2.[****]. [****].
2.1.    [****].
2.2.    [****]:
(i)    [****]
a) [****]
b) [****].
c) [****].
d) [****].
(ii)    [****]. [****].
(iii)    [****]. [****]:
AAL-PA-3735-LA-2306984                                 Page 1
BOEING AND AMERICAN PROPRIETARY

a) [****]; or
b) [****]
2.3.    If Customer [****].
3.[****]. If [****].
3.1.    Customer [****].
3.2.    Following[****].
3.3.    The parties will [****]:
(i)    [****].
a) [****].
b) [****].
c) [****].
(ii)    [****]. [****].
(iii)    [****]. [****]:
a) [****]; or
b) [****].
3.4.    [****]. If Customer [****].
3.4.1.    Customer [****].
3.4.2.    Following [****].
3.4.3.    The parties will [****]:
(i)    [****].
(ii)    [****].
(iii)    [****]. [****].
(iv)    [****]. [****].
AAL-PA-3735-LA-2306984
[****]                                        SA-32
                                             Page 2
BOEING AND AMERICAN PROPRIETARY

(v)    [****]. [****].
3.5[****]. [****].
3.5.1[****].
3.5.2[****]:
i)[****]; and
ii)[****].
3.5.3The parties will [****].
3.6If Customer [****].
4    [****].
4.1.    [****].
4.2.    [****].
4.3.    If Customer [****]:
i)[****]; and
iii)        [****].
4.4.    The parties will [****].
5.    [****].
[****].
6.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This
AAL-PA-3735-LA-2306984
[****]                                        SA-32
                                             Page 3
BOEING AND AMERICAN PROPRIETARY

Letter Agreement will be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact
AAL-PA-3735-LA-2306984
[****]                                        SA-32
                                             Page 4
BOEING AND AMERICAN PROPRIETARY

Attachment A to LA-2306984

[****]	[****]	[****]	[****]	[****]
1	[****]	[****]	[****]	[****]
2	[****]	[****]	[****]	[****]
3	[****]	[****]	[****]	[****]
4	[****]	[****]	[****]	[****]
5	[****]	[****]	[****]	[****]
6	[****]	[****]	[****]	[****]
7	[****]	[****]	[****]	[****]
8	[****]	[****]	[****]	[****]
9	[****]	[****]	[****]	[****]
10	[****]	[****]	[****]	[****]
11	[****]	[****]	[****]	[****]
12	[****]	[****]	[****]	[****]
13	[****]	[****]	[****]	[****]
14	[****]	[****]	[****]	[****]
15	[****]	[****]	[****]	[****]
16	[****]	[****]	[****]	[****]
17	[****]	[****]	[****]	[****]
18	[****]	[****]	[****]	[****]
19	[****]	[****]	[****]	[****]
20	[****]	[****]	[****]	[****]
21	[****]	[****]	[****]	[****]
22	[****]	[****]	[****]	[****]
23	[****]	[****]	[****]	[****]
24	[****]	[****]	[****]	[****]
25	[****]	[****]	[****]	[****]
26	[****]	[****]	[****]	[****]
27	[****]	[****]	[****]	[****]
28	[****]	[****]	[****]	[****]
29	[****]	[****]	[****]	[****]
30	[****]	[****]	[****]	[****]
31	[****]	[****]	[****]	[****]
32	[****]	[****]	[****]	[****]
33	[****]	[****]	[****]	[****]
34	[****]	[****]	[****]	[****]
35	[****]	[****]	[****]	[****]

AAL-PA-3735-LA-2306984
[****]                                        SA-32
                                             Page 5
BOEING AND AMERICAN PROPRIETARY

        The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-3735-LA-2306985
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
This Letter Agreement [****]. The terms of this Letter Agreement [****].
1.[****].
[****].
2.[****].[****].
2.1.[****]. [****].
2.1.1.    [****].
2.1.2.    Following [****].
2.1.3.    [****]:
(i)    [****].
a) For [****].
b) The [****].
c) If Customer [****].
(ii)    [****]. [****].
(iii)    [****]. [****]:
a) [****] or
b) [****].
2.2.    If Customer [****].

BOEING AND AMERICAN PROPRIETARY

3.[****]. [****].
3.1.    [****]. If Boeing [****].
3.1.1.Customer [****].
3.1.2.Following [****].
3.1.3.The parties will [****]:
(i)    [****].
a) For [****].
b) The [****].
c) If Customer [****].
(ii)    [****]. [****].
(iii)    [****]. The [****]:
a) [****]; or
b) [****].
3.2.    [****]. If [****].
3.2.1.    Customer [****].
3.2.2.    Following [****].
3.2.3.    The parties will [****]:
(i)    [****].
(ii)    [****].
(iii)    [****]. [****].
(iv)    [****]. [****].
(v)    [****]. [****].
3.3    If Customer [****]:
3.3.1    [****].
4.[****]. If [****].
4.1.[****]. [****].
4.1.1.[****].
4.1.2.[****].
4.1.3.[****]:
(i)[****].
AAL-PA-3735-LA-2306985                                 SA-32
[****]                             Page 2
BOEING AND AMERICAN PROPRIETARY

a) [****].
b) [****].
c) [****].
(ii)    [****]. [****].
(iii)    [****]. [****]:
a) [****]; or
b) [****].
4.2    If Customer [****]:
4.2.1    [****].
5.[****]. If [****].
6.[****].
[****].

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
8.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement will be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

[Intentionally Left Blank]

AAL-PA-3735-LA-2306985                                 SA-32
[****]                             Page 3
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-3735-LA-2306985                                 SA-32
[****]                             Page 4
BOEING AND AMERICAN PROPRIETARY

Attachment A to LA-2306985

[****]	[****]	[****]	[****]	[****]	[****]
1	[****]	[****]	[****]	[****]	[****]
2	[****]	[****]	[****]	[****]	[****]
3	[****]	[****]	[****]	[****]	[****]
4	[****]	[****]	[****]	[****]	[****]
5	[****]	[****]	[****]	[****]	[****]
6	[****]	[****]	[****]	[****]	[****]
7	[****]	[****]	[****]	[****]	[****]
8	[****]	[****]	[****]	[****]	[****]
9	[****]	[****]	[****]	[****]	[****]
10	[****]	[****]	[****]	[****]	[****]
11	[****]	[****]	[****]	[****]	[****]
12	[****]	[****]	[****]	[****]	[****]
13	[****]	[****]	[****]	[****]	[****]
14	[****]	[****]	[****]	[****]	[****]
15	[****]	[****]	[****]	[****]	[****]
16	[****]	[****]	[****]	[****]	[****]
17	[****]	[****]	[****]	[****]	[****]
18	[****]	[****]	[****]	[****]	[****]
19	[****]	[****]	[****]	[****]	[****]
20	[****]	[****]	[****]	[****]	[****]
21	[****]	[****]	[****]	[****]	[****]
22	[****]	[****]	[****]	[****]	[****]
23	[****]	[****]	[****]	[****]	[****]
24	[****]	[****]	[****]	[****]	[****]
25	[****]	[****]	[****]	[****]	[****]
26	[****]	[****]	[****]	[****]	[****]
27	[****]	[****]	[****]	[****]	[****]
28	[****]	[****]	[****]	[****]	[****]
29	[****]	[****]	[****]	[****]	[****]
30	[****]	[****]	[****]	[****]	[****]
31	[****]	[****]	[****]	[****]	[****]
32	[****]	[****]	[****]	[****]	[****]
33	[****]	[****]	[****]	[****]	[****]
34	[****]	[****]	[****]	[****]	[****]
35	[****]	[****]	[****]	[****]	[****]

AAL-PA-3735-LA-2306985                                 SA-32
[****]                             Page 5
BOEING AND AMERICAN PROPRIETARY

AAL-PA-03735-LA-2306986
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    a) Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

b) Letter Agreement No. [****], entitled “[****]” ([****])

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
This Letter Agreement [****] as specified in Attachment A to this Letter Agreement ([****]) and [****].
1.[****]. The [****] ([****]). For the avoidance of doubt, [****].
2.[****].
2.1.    [****] ([****]) in the [****] ([****]). The [****] set forth in the Purchase Agreement and in accordance with the terms and conditions of the Purchase Agreement [****]. The [****].
2.2.    The [****] (i) [****], or (ii) [****] ([****]).
3.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
4.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

AAL-PA-03735-LA-2306986                                SA-32
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BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 4, 2024

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	Sr. Vice President, Treasurer	Title:	Attorney-In-Fact

AAL-PA-03735-LA-2306986                                SA-32
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BOEING AND AMERICAN PROPRIETARY

Attachment A to LA-2306986

	[****]	[****]	[****]
1	[****]	[****]	[****]
2	[****]	[****]	[****]
3	[****]	[****]	[****]
4	[****]	[****]	[****]
5	[****]	[****]	[****]
6	[****]	[****]	[****]
7	[****]	[****]	[****]
8	[****]	[****]	[****]
9	[****]	[****]	[****]
10	[****]	[****]	[****]

AAL-PA-03735-LA-2306986                                SA-32
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BOEING AND AMERICAN PROPRIETARY